Westpac Communications

7025 E. First Ave #5  Scottsdale, AZ  85251  888-321-0304

Engagement Agreement for Consulting Services

This Agreement is entered into by and between Westpac Communications, hereafter “Consultant”, and D P & D Inc. hereafter “the Company”.

The undersigned do hereby covenant, contract and agree as follows:

1.

Scope of Services:  Consultant is hereby engaged to perform consulting services to The Company including, but not limited to the following:

Website development and E-Business services (visibility strategies, site intractability, and merchant account features).

2.

Consulting / Retainer Fee:  The Company agrees to pay the Consultant a nonrefundable retainer fee of $500, and services will be billed at $80/hour.  Payment shall be due upon receipt of each monthly invoice.

3.

Limited Services:  The Consultant will assist the company in accordance to the scope of services.  Services not included in the Scope of Service may be performed by the Consultant at the request of the Company for a fee of $80/hour, pending discussion and approval by both the Consultant and the Company.

4.

Confidential Information:  Consultant expressly agrees not to divulge, publish, or communicate any information regarding the Company, or its financial conditions to any persons without the express written consent of the Company.  All information obtained by the Consultant during this engagement and all suggestions and recommendations received by the Company will remain the property of the Company and the Consultant shall keep all such matters confidential.

5.

Term:  The term of this engagement shall commence on April 1, 2004 and shall remain in effect unless terminated in writing, with 30 days notice, by either the Company or the Consultant.

6.

In the event that it becomes necessary to enforce any of the terms of this agreement the defaulting party agrees to pay all reasonable attorney fees incurred therein.

7.

This agreement may only be modified in writing and contains the entire terms of the agreement between the parties.

Signed and Witnessed by both parties on April 1, 2004.

_/s/Harold Sciotto__________

______/s/Dina L Staheli______________

Harold Sciotto, President

Dina L. Staheli, President

Westpac Communications

D P & D, Inc.

      “Consultant”

“Company”